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                                                                   EXHIBIT 10.24

                                                                  Execution Copy

                              EVERGREEN SOLAR, INC.

                 4.375% CONVERTIBLE SUBORDINATED NOTES DUE 2012

                               PURCHASE AGREEMENT

                                                                   June 23, 2005

SG COWEN & CO., LLC
   As Representative of the several Initial Purchasers
c/o   SG Cowen & Co., LLC
      1221 Avenue of the Americas
      New York, New York 10020

Dear Sirs:

1. INTRODUCTORY. Evergreen Solar, Inc., a Delaware corporation (the "Company"), proposes to sell, pursuant to the terms of this Agreement, to the several initial purchasers named in Schedule A hereto (collectively, the "Initial Purchasers" and, each, an "Initial Purchaser"), $75,000,000 aggregate principal amount of its 4.375% Convertible Subordinated Notes due 2012 (the "Firm Notes"). In addition, the Company proposes to grant to the Initial Purchasers the option to purchase from the Company some or all of the Option Notes (as defined in Section 8 hereof) pursuant to Section 8 hereof. The Firm Notes and the Option Notes are hereinafter collectively sometimes referred to as the "Notes." The Notes will have the terms and provisions that are described in the Offering Circular (as defined below) under the heading "Description of the Notes" and are to be issued pursuant to an Indenture dated as of the First Closing Date (as defined in Section 3(a) hereof) to be entered into between U.S. Bank National Association, as trustee (the "Trustee"), and the Company (the "Indenture"). Subject to certain conditions, the Notes will be convertible into shares of common stock, par value $.01 per share, of the Company (the "Common Stock"). SG Cowen & Co., LLC is acting as representative of the several Initial Purchasers and in such capacity is hereinafter referred to as the "Representative."

      The Notes will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder (the "Rules and Regulations"), in reliance upon an exemption therefrom. The Company has prepared a preliminary offering circular dated June 22, 2005 (the "Preliminary Offering Circular") and will prepare a final offering circular dated the date hereof (the "Offering Circular" and, together with the Preliminary Offering Circular, the "Circular") setting forth information concerning the Company and the Notes. The Circular incorporates by reference the Company's (i) Annual Report on Form 10-K for the year ended December 31, 2004, as amended, (ii) Quarterly Report on Form 10-Q for the quarter ended April 2, 2005 and (iii) Current Reports on Form 8-K filed on January 14, 2005 (as amended on January 21, 2005) and February 7, 2005 (all

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such documents listed in clauses (i) through (iii) referred to herein as the
"Incorporated Documents"). Any reference to any amendment or supplement to the Preliminary Offering Circular or the Offering Circular shall be deemed to refer to and include any documents filed after the date of the Preliminary Offering Circular or the Offering Circular, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in the Preliminary Offering Circular or the Offering Circular, as the case may be. Copies of the Preliminary Offering Circular have been, and copies of the Offering Circular will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement. Any references herein to the Circular shall be deemed to include all amendments and supplements thereto and the Incorporated Documents and any amendments thereto, unless otherwise noted. The Company hereby confirms that it has authorized the use of the Circular in connection with the offering and resale of the Notes by the Initial Purchasers in accordance with Section 3 hereof.

      Holders of the Notes (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement dated as of the First Closing Date to be entered into between the Company and the Initial Purchasers (the "Registration Rights Agreement") pursuant to which the Company will agree, among other things, to file a registration statement on the appropriate form with the Securities and Exchange Commission (the "Commission") registering the Notes and the shares of Common Stock issuable upon the conversion thereof (the "Underlying Shares") under the Securities Act.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the several Initial Purchasers that:

      (a) Each of the Preliminary Offering Circular and the Offering Circular, as of its respective date, did not, and on the First Closing Date the Offering Circular will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from the Preliminary Offering Circular or the Offering Circular in reliance upon, and in conformity with, written information furnished to the Company by an Initial Purchaser specifically for inclusion therein, which information the parties hereto agree is limited to the Initial Purchasers Information (as defined in Section 17 hereof).

      (b) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 3 hereof and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Notes to the Initial Purchasers and the offer, resale and delivery of the Notes by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Circular, to register the Notes under the Securities Act or to qualify the indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

      (c) The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and any further documents so filed and incorporated by

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      reference in the Offering Circular, when such documents are filed with
      Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

      (d) The Company and each of its subsidiaries (as defined in Section 1.5 hereof) have been duly incorporated or organized and are validly existing as corporations or other legal entities in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing as foreign corporations or other legal entities in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all corporate power and authority (or, in the case of such subsidiaries, similar power and authority) necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify, be in good standing or have such power or authority would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). The Company owns or controls, directly or indirectly, only the following entities with the indicated percentages of ownership: (i) Evergreen Solar Securities Corp., a Massachusetts corporation (100%) ("Evergreen Securities"); (ii) EverQ GmbH (formerly TOPAS 107 V.V. GmbH), a German limited liability company (75.1%) ("EverQ"); and (iii) Evergreen Solar GmbH, a German limited liability company (100%) (together with EverQ, the "German Subsidiaries").

      (e) This Agreement has been duly authorized executed and delivered by the Company.

      (f) The Company's authorized, issued and outstanding capital stock conforms to the description thereof in the Circular, and all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of the Company's capital stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Circular. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, included or incorporated by reference in the Circular accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

      (g) The Underlying Shares have been duly reserved by the Company for issuance. When the Underlying Shares are issued in accordance with the terms of the Notes and the Indenture, the Underlying Shares will be duly authorized and validly issued and will be fully paid and nonassessable and free of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company.

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      (h) All the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and, except to the extent described in the Circular, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries (it being expressly understood that the Company does not own all of the outstanding shares of EverQ), free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

      (i) Prior to the First Closing Date, the Indenture will have been duly authorized by the Company and, on the First Closing Date, will have been duly executed and delivered by the Company. When the Indenture has been duly executed and delivered by the Company, the Indenture will be the valid and binding agreement of the Company, enforceable against the Company in accordance with its respective terms except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting creditors' rights and (ii) equitable principles of general applicability. On the First Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder. The Registration Rights Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company (assuming the due authorization, execution and delivery by the Initial Purchasers), will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except (i) as the enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting creditors' rights and (B) equitable principles of general applicability and (ii) as the enforcement of indemnification and contribution provisions thereof may be limited by applicable law.

      (j) Prior to the First Closing Date, the Notes will have been duly authorized and, on the First Closing Date, will have been duly executed and delivered by the Company. When the Notes have been validly issued, and duly executed and authenticated by the Trustee, in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with this Agreement, the Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting creditors' rights and (ii) equitable principles of general applicability.

      (k) The execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement and the Notes by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or bylaws of the Company or any of its subsidiaries or any statute or any order, rule

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      or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets.

      (l) No consent, approval, authorization or order of, or filing or registration with, any court or governmental or regulatory agency or body is required for the execution, delivery and performance by the Company of this Agreement, the Indenture, the Registration Rights Agreement or the Notes and the consummation by the Company of the transactions contemplated hereby and thereby, except (i) as may be required in connection with the transactions contemplated by the Registration Rights Agreement, including the registration of the Notes and the Underlying Shares under the Securities Act and the qualification of the Indenture under the Trust Indenture Act, (ii) for the approval of the Underlying Shares for quotation on the Nasdaq National Market and (iii) such filings as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers.

      (m) PricewaterhouseCoopers LLP, who have expressed their opinions on the audited financial statements included or incorporated by reference in the Offering Circular and on the Company's internal control over financial reporting, are independent registered public accountants with respect to the Company and its subsidiaries as required by the Securities Act and the Rules and Regulations, including Rule 2-01 of Regulation S-X of the Rules and Regulations.

      (n) The financial statements, together with the related notes, included or incorporated by reference in the Offering Circular present fairly the financial position and the results of operations and changes in financial position of the Company and its consolidated subsidiaries at the respective dates or for the respective periods therein specified. Such statements and related notes have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis except as may be set forth in the Offering Circular. The financial statements, together with the related notes, included in the Offering Circular comply in all material respects with the Securities Act and the Rules and Regulations. No other financial statements or exhibits and no supporting schedules are required by the Securities Act or the Rules and Regulations to be included in the Offering Circular.

      (o) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Offering Circular, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as described in or contemplated by the Offering Circular; and, since such date, there has not been any change in the capital stock (other than upon the issuance of shares pursuant to the Company's stock option and incentive plan or employee stock purchase plan as in existence on the date hereof or pursuant to its currently outstanding options, warrants or rights, in each case as described in the Offering Circular, all of which issuances have been or will be made in compliance with the Securities Act and the Rules and Regulations) or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective

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      material adverse change, in or affecting the business, general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Offering Circular.

      (p) Except as described in the Offering Circular, there is no legal or governmental proceeding pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would have a Material Adverse Effect or prevent or adversely affect the ability of the Company to perform its obligations under this Agreement; and to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

      (q) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or bylaws (or similar organizational documents), (ii) is in default in any respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except, in the case of clauses (ii) and (iii) above, any violations or defaults that, singularly or in the aggregate, would not have a Material Adverse Effect.

      (r) The Company and each of its subsidiaries possess all licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate state, federal or foreign regulatory agencies or bodies that are necessary for the ownership of their respective properties or the conduct of their respective businesses as described in the Offering Circular except where any failures to possess or make the same, singularly or in the aggregate, would not have a Material Adverse Effect, and the Company has not received written notification or, to its knowledge, other notification of any revocation or modification of any such license, authorization or permit, except where such revocation or modification or lack of renewal would not, singularly or in the aggregate, have a Material Adverse Effect.

      (s) The Company is not and, after giving effect to the issuance and sale of the Notes and the receipt and application of the proceeds thereof as described in the Offering Circular, will not be an "investment company" or entity controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder.

      (t) The Company and its subsidiaries own or possess the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, know-how, trade secrets and rights (collectively, "Intellectual Property") described in the Offering Circular as being owned or licensed by them for the conduct of their respective businesses, and the Company has not received

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      written or, to its knowledge, other notice of any claim to the contrary or any challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing. Except as described in the Offering Circular, (i) to the Company's knowledge, the conduct of the Company's business does not and will not infringe or conflict with any Intellectual Property or franchise right of any person and (ii) no written or, to the Company's knowledge, other claim has been made against the Company alleging the infringement by the Company or any of its licensees or other third parties of any Intellectual Property or franchise right of any person, except for such as would not have a Material Adverse Effect. Each employee of and consultant to the Company and its subsidiaries has entered into a confidentiality and invention assignment agreement in favor of the Company or its applicable subsidiary as a condition of the employment or retention of services of such employee or consultant, except where failure to enter into such an agreement would not have a Material Adverse Effect. Except for matters relating to third parties expressly identified and named in the Offering Circular: (A) to the Company's knowledge, there are no rights of third parties to any Intellectual Property owned by or licensed to the Company or any of its subsidiaries that conflict with the rights of the Company or its subsidiaries related to such Intellectual Property, except for any such rights that, singularly or in the aggregate, would not have a Material Adverse Effect; (B) to the Company's knowledge, there is no infringement by third parties of any Intellectual Property owned by or licensed to the Company or its subsidiaries that would have a Material Adverse Effect; (C) other than in connection with assertions or inquiries made by patent office examiners in the ordinary course of the prosecution of the patent applications of the Company or its subsidiaries, there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or other claim by others challenging the rights of the Company or any of its subsidiaries in or to, or the validity or scope of, any Intellectual Property owned by or licensed to the Company or its subsidiaries, except for any such claim that would not have a Material Adverse Effect, and, to the Company's knowledge, there are no facts that would form a reasonable basis for any such claim; (D) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or other claim by others that the Company or any of its subsidiaries, or any of their respective licensees, infringes or otherwise violates, or would infringe or otherwise violate upon commercialization of its products and product candidates described in the Offering Circular, any patent, trademark, copyright, trade secret or other proprietary rights of others, and there are no facts that would form a reasonable basis for any such claim by others that the Company or any of its subsidiaries, or any of their respective licensees, infringes or otherwise violates, or would infringe or otherwise violate upon commercialization of its products and product candidates described in the Offering Circular, any Intellectual Property of others, except, in each case in this clause (D), for any such claims that would not have a Material Adverse Effect; and (E) to the Company's knowledge, there is no patent or patent application that contains claims that conflict with any Intellectual Property described in the Offering Circular as being owned by or licensed to the Company or any of its subsidiaries or that is necessary for the conduct of their respective businesses as currently or contemplated to be conducted, except for such as would not have a Material Adverse Effect.

      (u) The Company and each of its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property that are material to the business of the Company and its subsidiaries taken as a whole, in each

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      case free and clear of all liens, encumbrances, claims and defects, except as described in the Offering Circular or for those that would not result in a Material Adverse Effect.

      (v) No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the Company's knowledge, is threatened that would reasonably be expected to have a Material Adverse Effect. To the Company's knowledge, no key employee or significant group of employees of the Company or any subsidiary plans to terminate employment with the Company or any such subsidiary.

      (w) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), and not otherwise exempt from treatment as a "prohibited transaction") or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan that could have a Material Adverse Effect; each employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan"; and each "pension plan" (as defined in ERISA) for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, that could cause the loss of such qualification.

      (x) Neither the Company nor any of its subsidiaries is in violation of any foreign, federal, state or local rules, laws or regulations relating to the use, treatment, storage and disposal of toxic substances and the protection of health or the environment ("Environmental Laws") that are applicable to its business, except for any such violations that would not, singularly or in the aggregate, have a Material Adverse Effect; neither the Company nor any of its subsidiaries has received any written or, to their knowledge, other notice from any governmental authority or third party of an asserted claim under Environmental Laws; each of the Company and its subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval, except for the lack of such permits, licenses or approvals or for such non-compliance as would not, singularly or in the aggregate, have a Material Adverse Effect; and to the Company's knowledge, there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company or any of its subsidiaries has received notice and no notice by any other person or entity alleging potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to or caused by the Company or any of its subsidiaries (or any other entity for whose acts or omissions the Company or any of its subsidiaries is or may be liable) upon

                                       -8-
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      any of the property now or previously owned or leased by the Company or any of its subsidiaries in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit that would, under any Environmental Law, give rise to any liability, except for any violation or liability that would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect.

      (y) The Company has reviewed the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, during which the Company identified and evaluated associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties); and on the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

      (z) Each of the Company and its subsidiaries (i) has filed all necessary federal, state and foreign income and franchise tax returns that are required to be filed through the date hereof, (ii) has paid all federal, state, local and foreign taxes due and payable for which it is liable through the date hereof and (iii) does not have any tax deficiency or claims outstanding or assessed or, to the Company's knowledge, proposed against it other than those filings, payments or deficiencies that would not, singularly or in the aggregate, have a Material Adverse Effect.

      (aa) To the Company's knowledge, the operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws"), except for any such non-compliance as would not, singularly or in the aggregate, have a Material Adverse Effect, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of it subsidiaries with respect to the Money Laundering Laws is pending or, to the Company's knowledge, threatened.

      (bb) Neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department; and the Company will not directly or indirectly use the proceeds of the offering of the Notes, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any United States sanctions administered by such office.

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      (cc) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such losses and risks as is prudent and customary in the businesses in which they are engaged.

      (dd) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      (ee) All descriptions of any franchises, leases, contracts, agreements or documents contained in the Offering Circular are accurate and complete descriptions of such documents in all material respects. Other than as described in the Offering Circular, no such franchise, lease, contract or agreement has been suspended or terminated for convenience or default by the Company or, to the knowledge of the Company, any of the other parties thereto, and the Company has not received written or, to its knowledge, other notice of any such pending or threatened suspension or termination, except for such pending or threatened suspensions or terminations that would not reasonably be expected to, singularly or in the aggregate, have a Material Adverse Effect.

      (ff) No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, that is required to be described in the Offering Circular and that is not so described.

      (gg) No person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of a registration statement with the Commission registering the Notes or the Underlying Shares or otherwise in connection with the offering and sale of the Notes as contemplated by the Offering Circular, except for persons and entities who have expressly waived such right or who have been given timely and proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right or whose right to incidental registration are solely dependent on the inclusion of any such shares in such registration by persons or entities who have waived such rights and except as otherwise set forth in the Offering Circular.

      (hh) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Notes as contemplated by the Offering Circular.

      (ii) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Offering Circular has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

      (jj) Neither the Company nor any of its affiliates has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act) that is or will be integrated with the sale of the Notes in a manner that would require registration of the Notes under the Securities Act.

      (kk) When the Notes are issued and delivered pursuant to this Agreement, the Notes will not be of the same class (within the meaning of Rule 144A of the Rules and Regulations ("Rule 144A")) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

      (ll) No form of general solicitation or general advertising (within the meaning of Regulation D of the Rules and Regulations ("Regulation D")) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act was used by the Company or any of its representatives or affiliates (as defined in Rule 501(b) of Regulation D) in connection with the offer and sale of the Notes contemplated hereby, except that no representation or warranty is given with respect to the Initial Purchasers. No securities of the same class as the Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof, other than the Notes offered or sold to the Initial Purchasers hereunder. The Company has not distributed and any offering material in connection with the offering and sale of the Notes other than the Circular.

      (mm) Neither the Company nor any of the Company's subsidiaries or affiliates has taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offer or sale of the Notes.

      (nn) The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (collectively, the "Sarbanes-Oxley Act") that are currently in effect and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act not currently in effect upon and at all times after the effectiveness of such provisions.

      (oo) The Company is in compliance with all applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules that are currently in effect and is actively taking steps to ensure that it will be in compliance with other applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules not currently in effect upon and at all times after the effectiveness of such requirements.

      (pp) Neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Circular.

      (qq) There are no transactions, arrangements or other relationships between or among the Company or, to its knowledge, any of its affiliates (as such term is defined in Rule 405 of the Rules and Regulations), on the one hand, and any unconsolidated entity, on the other hand, including, without limitation, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company's liquidity or the availability of or requirements for its capital resources required to be described in the Offering Circular that have not been described as required.

3.    PURCHASE SALE AND DELIVERY OF NOTES.

      (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97% of the principal amount thereof, plus accrued interest, if any, from June 29, 2005 to the First Closing Date (if the First Closing Date occurs after June 29, 2005), the principal amount of the Notes set forth opposite the name of such Initial Purchaser in Schedule A hereto.

            The Company will deliver the Firm Notes to the Representative for the respective accounts of the several Initial Purchasers in the form of one or more definitive global Notes by book-entry form that will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian for the account of the Initial Purchasers as the Representative may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York time, on the second full business day preceding the First Closing Date (as defined below) against payment of the aggregate purchase price to be paid for the Firm Notes by wire transfer or transfers in immediately available funds to an account designated by the Company and reasonably acceptable to the Representative, payable to the order of the Company, all at the offices of Wilson Sonsini Goodrich & Rosati, counsel for the Company, 12 East 49th Street, New York, New York. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Initial Purchaser hereunder. The time and date of the delivery and closing shall be at 10:00 A.M., New York time, on June 29, 2005. The time and date of such payment and delivery are herein referred to as the "First Closing Date." The First Closing Date and the location of delivery of, and the form of payment for, the Firm Notes may be varied by agreement between the Company and Representative.

            The Company shall make the certificates for the Firm Notes available to the Representative for examination on behalf of the Underwriters in New York, New York at least twenty-four hours prior to the First Closing Date.

      (b) The Initial Purchasers have advised the Company that they propose to offer the Notes for resale upon the terms and subject to the conditions set forth herein and in the Circular. Each Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Company that (i) it is purchasing the Notes pursuant to a private sale exempt from registration under the Securities Act, (ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Notes by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, (iii) it has solicited and will solicit offers for the Notes only from, and has offered or sold and will offer, sell or deliver the Notes, as part of its initial offering, only to persons whom it reasonably believes to be qualified institutional buyers within the meaning of Rule 144A or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is such a qualified institutional buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and in each case, in transactions in accordance with Rule 144A and (iv) it is an accredited investor as defined under Rule 501(a)(1) under the Securities Act. Each Initial Purchaser, severally and not jointly, agrees, with respect to any resale of the Notes, other than through The PORTAL Market, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that such resale has been made in reliance upon the exemption from the registration requirements of the Securities Act afforded by Rule 144A.

      (c) The Company acknowledges and agrees that the Initial Purchasers may sell Notes to any affiliate of an Initial Purchaser and that any such affiliate may sell Notes purchased by it to an Initial Purchaser.

4. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the several Initial Purchasers that:

      (a) Prior to the expiration of nine months after the date of the Offering Circular, to advise the Initial Purchasers promptly and, if requested, confirm such advice in writing, of the happening of any event that makes any statement of a material fact made in the Offering Circular untrue or requires the making of any additions to or changes in the Offering Circular (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; to advise the Initial Purchasers promptly of any order preventing or suspending the use of the Preliminary Offering Circular or the Offering Circular, of any suspension of the qualification of the Notes under any state securities or Blue Sky laws for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Circular or the Offering Circular or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time.

      (b) If, at any time prior to the earlier of (i) the completion of the resale of the Notes by the Initial Purchasers and (ii) the date that is nine months after the date of the Offering Circular, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Company, to amend or supplement the Offering Circular so that the Offering Circular will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Circular to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Circular, as so amended or supplemented, will comply with applicable law.

      (c) To use reasonable best efforts to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Circular and for so long as the Notes are outstanding during the period of two years after the final Closing Date.

      (d) To deliver promptly to the Representative in New York City such number of the following documents as the Representative shall reasonably request:
      (i) each Preliminary Offering Circular, (ii) the Offering Circular (not later than 10:00 A.M., New York time, of the second business day following the execution and delivery of this Agreement) and any amended or supplemented Circular (not later than 10:00 A.M., New York time, on the business day following the date of such amendment or supplement) and (iii) any document incorporated by reference in the Offering Circular (excluding exhibits thereto).

      (e) Prior to making any amendment or supplement to the Offering Circular at any time prior to the earlier of (i) the completion of the resale of the Notes by the Initial Purchasers and (ii) the date that is nine months after the date of the Offering Circular, to furnish a copy thereof to each of the Initial Purchasers and counsel for the Initial Purchasers and not to effect any such amendment or supplement to which the Initial Purchasers shall reasonably and promptly object by notice to the Company after a reasonable period to review.

      (f) To make generally available to its stockholders as soon as practicable, but in any event not later than eighteen months after the date hereof, an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Rule 158 of the Rules and Regulations.

      (g) The Company will promptly take from time to time such actions as the Representative may reasonably request to qualify the Notes for offering and sale under state securities or Blue Sky laws of such jurisdictions within the United States as the Representative may designate and to continue such qualifications in effect for so long as required for the distribution of the Notes; provided that the Company and its subsidiaries shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified, to file a general consent to service of process in any jurisdiction or to subject itself to taxation in any jurisdiction in which it is otherwise not so subject.

      (h) During the period of three years from the date hereof, but only to the extent not available on the Commission's website, the Company will deliver to the Representative and, upon reasonable request, to each of the other Initial Purchasers, promptly after they are available, copies of (i) all reports or other communications furnished to stockholders generally and
      (ii) all reports and financial statements furnished or filed with the Commission pursuant to the Exchange Act or any national securities exchange or automatic quotation system on which the Common Stock is listed or quoted.

      (i) For so long as the Notes are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) of the Rules and Regulations, to furnish to holders of the Notes and prospective purchasers of the Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to paragraph (d)(4) of Rule 144A, unless the Company is then subject to and in compliance with Section 13 or 15(d) of the Exchange Act.

      (j) The Company will not directly or indirectly offer, sell, assign, transfer, pledge or contract to sell, or otherwise dispose of, any shares of or securities convertible into or exercisable or exchangeable for Common Stock, or announce the offering of or file any registration statement under the Securities Act in respect of, any shares of or securities convertible into or exercisable or exchangeable for shares of Common Stock, in each case for a period of 90 days from the date of the Offering Circular without the prior written consent of the Representative, other than the Company's sale of the Notes hereunder and the issuance of shares of Common Stock pursuant to the Company's stock option and incentive plan or employee stock purchase plan as in existence on the date hereof (as such plans may be modified to increase the number of shares of Common Stock available for grant thereunder as described in the Offering Circular) or pursuant to its currently outstanding options, warrants or rights, in each case as described in the Offering Circular, all of which issuances will be made in compliance with the Securities Act and the Rules and Regulations; provided, however, that if (A) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last 17 days of such 90-day period or (B) prior to the expiration of such 90-day period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of such 90-day period, the restrictions imposed by this Section 4(j) shall continue to apply until the expiration of the 18-day period beginning on the issuance of such earnings release or the occurrence of such material news or material event.

      (k) The Company will cause each of its officers, directors and stockholders listed in Schedule B to furnish to the Representative, prior to the First Closing Date, a letter, substantially in the form of Exhibit I hereto. The Company agrees that, upon any determination by the Company that the restrictions imposed by any such letter so furnished by any of such officers, directors or stockholders will not apply to such number of shares of Common Stock as is specified in a notice to such officer, director or stockholder, as provided in such letter during the 60-day period beginning 31 days after the date of the Offering Circular, the Company will promptly provide written notice of such determination, including the number of such shares as to which such restrictions will not be applicable, to the Representative. The Company agrees that the total number of shares of Common Stock as to which the restrictions imposed by all of the letters so furnished by such officers, directors and directors will not be applicable shall not exceed, during the 30-day period beginning 31 days after the date of the Offering Circular, an aggregate of 500,000 shares of Common Stock or, during the 60-day period beginning 31 days after the date of the Offering Circular, an aggregate of 1,000,000 shares of Common Stock, provided that no more than 250,000 of such shares may be sold by all of such officers, directors and stockholders in the aggregate during any period of five consecutive trading days.

      (l) To assist the Initial Purchasers in arranging for the Notes to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. (the "NASD") for The PORTAL Market and for the Notes to be eligible for clearance and settlement through DTC.

      (m) Not to, and to cause its subsidiaries and use its reasonable efforts to cause its other affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) that could be integrated with the sale of the Notes in a manner that would require registration of the Notes under the Securities Act.

      (n) Not to, and to cause its subsidiaries and use its reasonable efforts to cause its other affiliates not to, and not to authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Notes as contemplated by this Agreement and the Offering Circular.

      (o) During the period from the First Closing Date until two years after the final Closing Date, without the prior written consent of the Initial Purchasers, not to, and to cause its subsidiaries and use its reasonable efforts to cause its other affiliates (as defined in Rule 144 of the Rules and Regulations) not to, resell any of the Notes that have been reacquired by them for so long as the Notes are "restricted securities" within the meaning of Rule 144(a)(3) of the Rules and Regulations, except for Notes purchased by the Company or any of its subsidiaries and resold in a transaction registered under the Securities Act.

      (p) Prior to each of the Closing Dates, the Company will furnish to the Representative, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements included or incorporated by reference in the Offering Circular.

      (q) Prior to each of the Closing Dates, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representative is notified), without the prior written consent of the Representative, unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law.

      (r) In connection with the offering of the Notes, until the Representative shall have notified the Company of the completion of the resale of the Notes, the Company will not, and will use reasonable efforts to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Notes, or attempt to induce any person to purchase any Notes; and the Company will not, and will use reasonable efforts to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Notes; provided, however, that if requested in writing by the Company, the Representative will confirm whether or not the resale of the Notes by the Representatives is complete.

      (s) Not to, and to cause its subsidiaries and use its reasonable efforts to cause its other affiliates not to, take, directly or indirectly, any action intended to result in manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes.

      (t) The Company will use its reasonable efforts to obtain approval of the Underlying Shares for quotation on the Nasdaq National Market in accordance with the requirements of the Nasdaq National Market's requirements.

      (u) The Company will not, for so long as the Notes are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) of the Rules and Regulations, be or become, or be or become owned by, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and will not be or become, or be or become owned by, a closed-end investment company required to be registered, but not registered thereunder.

      (v) The Company shall at all times continue to comply, in all material respects, with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time.

      (w) The Company will apply the net proceeds from the sale of the Notes as set forth in the Offering Circular under the heading "Use of Proceeds."

5.    PAYMENT OF EXPENSES. The Company agrees with the Initial Purchasers to pay
(a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Notes and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Circular and the Offering Circular, any amendments, supplements and exhibits thereto or any document incorporated by reference therein, this Agreement, the Indenture and the Registration Rights Agreement; (c) all expenses incurred in connection with the acceptance of the Notes for The PORTAL Market and eligibility for clearance and settlement through DTC; (d) the reasonable fees and expenses (including any related and documented fees and expenses of counsel for the Initial Purchasers) incurred in connection with filings, if any, under Conduct Rules 2710 or 2720 of the NASD; (e) any applicable listing or other fees; (f) the reasonable fees and expenses of qualifying the Notes under the securities laws of the several jurisdictions as provided in Section 4(g) hereof and of preparing, printing and distributing Blue Sky Memoranda and Legal Investment Surveys (including related and documented fees and expenses of counsel for the Initial Purchasers not to exceed $5,000); (g) all fees and expenses of the Trustee or any agent thereof; (h) any fees charged by securities rating services for rating the Notes; (i) the costs and expenses relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Notes or related communications to investors (including the reasonable costs and expenses of the Initial Purchasers), including, without limitation, expenses associated with the production of presentation slides and graphics, fees and expenses of any consultants engaged by the Company in connection with such presentations or communications with the prior approval of the Company, travel and lodging expenses of representatives and officers of the Company, the Initial Purchasers and any such consultants and the cost of any aircraft chartered with the Company's prior approval in connection with such road show; and (j) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company's counsel and the Company's independent accountants); provided that, except as otherwise provided in this Section 5 and in Section 10 hereof, the Initial Purchasers shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the Notes that they may sell and the expenses of advertising any offering of the Notes made by the Initial Purchasers.

6. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The respective obligations of the several Initial Purchasers hereunder are subject to the accuracy, when made and on each of the Closing Dates, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of their obligations hereunder, and to each of the following additional terms and conditions:

      (a) No stop order suspending the sale of the Notes in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

      (b) None of the Initial Purchasers shall have discovered and disclosed to the Company on or prior to such Closing Date that the Offering Circular or any amendment or supplement thereto contains an untrue statement of a fact that, in the opinion of counsel for the Initial Purchasers, is material or omits to state any fact that, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

      (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Notes, the Indenture and the Registration Rights Agreement and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company shall have furnished to such counsel all documents and information that such counsel may reasonably request to enable them to pass upon such matters.

      (d) Wilson Sonsini Goodrich & Rosati shall have furnished to the Representative such counsel's written opinion, as counsel for the Company, addressed to the Initial Purchasers and dated such Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that:

            (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own its properties and assets and to carry on its business as described in the Offering Circular.

            (ii) Evergreen Securities has been duly incorporated and is an existing corporation in good standing under the laws of the Commonwealth of Massachusetts. Evergreen Securities has the corporate power and authority to own its properties and assets and to carry on its business as presently conducted. To such counsel's knowledge, all of the outstanding shares of capital stock of Evergreen Securities have been duly authorized; and except to the extent set forth in the Offering Circular and as otherwise provided in the Articles of Association of EverQ or its similar organizational documents such as the Master Joint Venture Agreement relating to EverQ, the shares of capital stock of each subsidiary of the Company listed on a schedule attached to such opinion are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, are free of any adverse claim under Section 8-303 of the Uniform Commercial Code and are not subject to any restriction upon voting or transfer of any third party under any Reviewed Agreement.

            (iii) The Notes issued on such Closing Date have been duly authorized by the Company and, when they have been executed and delivered by the Company and duly executed and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered by the Initial Purchasers against payment of the purchase price therefor specified in this Agreement in accordance with this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

            (iv) Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery of, in the case of the Indenture, the Indenture by the Trustee and, in the case of the Registration Rights Agreement, the Registration Rights Agreement by the Initial Purchasers) constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its respective terms except (A) as the enforceability thereof may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting creditors' rights and (2) equitable principles of general applicability and (B) as the enforcement of indemnification and contribution provisions of the Registration Rights Agreement may be limited by applicable law.

            (v) The authorized capital stock of the Company conforms as to legal matters to the description thereof under the heading "Description of Capital Stock" in the Offering Circular. The Underlying Shares have been duly reserved and authorized by the Company for issuance upon such conversion and, upon their issuance in accordance with the terms of the Notes, will be duly authorized, validly issued and fully paid and nonassessable. The stockholders of the Company have no preemptive rights contained in the Company's charter or bylaws and have no contractual, written preemptive rights with the Company under any contract or agreement filed as an exhibit pursuant to Item 601(b)(4) or 601(b)(10) of Regulation S-K to any document filed by the Company under the Exchange Act and incorporated by reference in the Offering Circular (the "Reviewed Agreements") with respect to the Underlying Shares that have not otherwise been waived.

            (vi) This Agreement has been duly authorized, executed and delivered by the Company.

            (vii) The execution and delivery by the Company of this Agreement, the Indenture, the Registration Rights Agreement, and the performance by the Company of its obligations hereunder and thereunder (including the obligation of the Company to issue and sell the Notes and to issue the Underlying Shares upon the conversion of the Notes), do not (A) violate any provisions of the Company's charter or bylaws or any provisions of any applicable United States federal or California or Delaware state law, rule or regulation known to us to be customarily applicable to transactions of this nature, (B) violate, or constitute a default under, any of the Reviewed Agreements or (C) violate any order known to such counsel of any United States federal or California or Delaware state governmental agency or body or court having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets.

            (viii) No consent, approval or authorization of, or designation, declaration, filing or registration with, any United States federal or California or Delaware state court or governmental agency is required on the part of the Company for the execution and delivery of this Agreement, the Indenture, the Registration Rights Agreement, the offer, issuance or sale by the Company of the Notes and the consummation by the Company of the transactions contemplated hereby and thereby, except
                   (A) as may be required in connection with the transactions contemplated by the this Agreement, the Indenture and the Registration Rights Agreement, including the registration of the Notes and the Underlying Shares under the Securities Act and the qualification of the Indenture under the Trust Indenture Act, (B) for the approval of the Underlying Shares for quotation on the Nasdaq National Market and (C) such consents, approvals, authorizations, registrations or qualifications as may be required by the NASD and under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers.

            (ix) The statements in the Offering Circular under the heading "Description of the Notes," insofar as they purport to constitute a summary of the terms of the Notes or legal matters or provisions of the Indenture, the Registration Rights Agreement or this Agreement, fairly summarize, in all material respects, such terms.

            (x) The statements in the Offering Circular under the heading "Material U.S. Federal Income Tax Considerations," insofar as they purport to describe provisions of the United States federal tax laws referred to therein, accurately summarize, in all material respects, such laws.

            (xi) To such counsel's knowledge and other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject that we believe would have a Material Adverse Effect or would prevent or adversely affect the ability of the Company to perform its obligations under this Agreement, the Indenture or the Registration Rights Agreement; and to such counsel's knowledge, no such proceedings have been threatened in writing by governmental authorities or threatened in writing by others.

            (xii) To such counsel's knowledge, no person or entity has the right to require registration of the Notes or other securities of the Company in connection with the offering and sale of the Notes by the Company as contemplated by the Offering Circular, except for persons and entities who have expressly waived such right or who have been given timely and proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right or whose right to incidental registration are solely dependent on the inclusion of any such shares in such registration by persons or entities who have waived such rights and except as otherwise described in the Offering Circular.

            (xiii) The Company is not, and after giving effect to the offering of the Notes and the receipt and application of the proceeds thereof as described in the Offering Circular will not be, required to register as an "investment company" as such term is defined in the Investment Company Act and the rules and regulations of the Commission thereunder.

            (xiv) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 3 hereof and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Notes by the Company to the Initial Purchasers pursuant to this Agreement or for the initial resale of the Notes by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Circular (it being understood that no opinion is expressed as to any subsequent resale of the Notes or the Underlying Shares), to register the Notes under the Securities Act or to qualify the indenture under the Trust Indenture Act.

            (xv) The documents incorporated by reference in the Offering Circular, as amended or supplement, when they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) with the Commission, appeared on their face to comply as to form in all material respects with the applicable requirements of the Exchange Act (it being understood that such counsel need express no opinion as to the financial statements or other financial data included or incorporated by reference therein).

      Such counsel shall also have furnished to the Representative a written statement, addressed to the Initial Purchasers and dated such Closing Date, in form and substance satisfactory to the Representative, to the effect that (A) such counsel has acted as counsel for the Company in connection with the preparation of the Offering Circular and (B) based on such counsel's examination of the Offering Circular and such counsel's investigations made in connection with the preparation of the Offering Circular and conferences with certain officers and employees of and auditors and patent counsel for the Company and with you and counsel for the Initial Purchasers, at which conferences the contents of the Offering Circular and related matters were reviewed and discussed, no facts have come to such counsel's attention through such review and discussion as described therein that have caused such counsel to believe that as of its issue date or the date hereof, the Offering Circular or any amendment or supplement thereto contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that such counsel need express no opinion as to the financial statements or other financial data included or incorporated by reference in the Offering Circular.

      The foregoing opinion and statement may be qualified by a statement to the effect that such counsel has not independently verified the accuracy, completeness or fairness of the statements contained in the Offering Circular and takes no responsibility therefor except to the extent set forth in the opinion described in clause (x) above.

      (e) Taylor Wessing shall have furnished to the Representative such counsel's written opinion, as German counsel for the Company, addressed to the Initial Purchasers and dated such Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that:

            (i) The German Subsidiaries have been duly organized and are validly existing as corporations under the laws of the Federal Republic of Germany and are duly qualified to do business in Germany and, to our knowledge, in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not have, singularly or in the aggregate a Material Adverse Effect; and to such counsel's knowledge, the German Subsidiaries are only engaged in business in Germany.

            (ii) All registered shares of capital stock of each of the German Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are, to such counsel's knowledge, except to the extent set forth in the Offering Circular, owned by the Company directly; and to such counsel's knowledge, all of such outstanding shares are registered or, with respect to a capital increase contemplated in the organizational documents of the German Subsidiaries, will be registered.

            (iii) The execution, delivery and performance of this Agreement, the
                  Indenture and the Registration Rights Agreement by the Company and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel after reasonable investigation to which either German Subsidiary is a party or by which either German Subsidiary is bound or to which any of the properties or assets of either German Subsidiary is subject, nor will such actions result in any violation of the Articles of Association (or similar organizational documents such as the Master Joint Venture Agreement relating to EverQ) of either German Subsidiary or any statute or law or any order known to such counsel or any rule or regulation of any governmental agency or body or court having jurisdiction over either German Subsidiary or any of their respective properties or assets.

            (iv) To such counsel's knowledge, neither German Subsidiary (A) is in violation of its organizational documents, (B) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (C) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business except, in the case of clauses (B) and (C), for those defaults, violations or failures that, either individually or in the aggregate, would not have a Material Adverse Effect.

            (v) To such counsel's knowledge and other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which either German Subsidiary is a party or of which any property or asset of either German Subsidiary is the subject that, singularly or in the aggregate, if determined adversely to either German Subsidiary, might have a Material Adverse Effect or would prevent or adversely affect the ability of the Company to perform its obligations under this Agreement; and to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

      (f) The Representative shall have received a written opinion from Proskauer Rose LLP, as counsel for the Company as to certain matters involving Intellectual Property of the Company and its subsidiaries, addressed to the Initial Purchasers and dated such Closing Date, in substantially the forms thereof attached as Exhibit II hereto.

      (g) The Representative shall have received from Pillsbury Winthrop LLP, counsel for the Initial Purchasers, such written opinion or opinions, dated such Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents as they request for enabling them to pass upon such matters.

      (h) At the time of the execution of this Agreement, the Representative shall have received from PricewaterhouseCoopers LLP, a letter, addressed to the Initial Purchasers and dated such date, in form and substance satisfactory to the Representative (i) confirming that they are independent registered public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the Rules and Regulations and (ii) stating the conclusions and findings of such firm with respect to the financial statements and certain financial information included or incorporated by reference in the Offering Circular, including statements and information of the type ordinarily included in accountant's "comfort letters" delivered in accordance with Statement of Auditing Standards No. 72 (or any successor thereto).

      (i) On each Closing Date, the Representative shall have received a letter (each, a "bring-down letter") from PricewaterhouseCoopers LLP, addressed to the Initial Purchasers and dated such Closing Date confirming, as of the date of such bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Circular as of a date not more than three business days prior to the date of such bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Representative concurrently with the execution of this Agreement pursuant to Section 6(h) hereof.

      (j) The Company shall have furnished to the Representative a certificate, dated such Closing Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that (i) such officers have carefully examined the Offering Circular and, in their opinion, the Offering Circular, as of its date or at such Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under with they were made, not misleading, (ii) since the date of the Offering Circular, no event has occurred that should have been set forth in a supplement or amendment to the Offering Circular, (iii) to their knowledge after reasonable investigation, as of such Closing Date, the other representations and warranties of the Company set forth in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date and (iv) subsequent to the date of the most recent financial statements included or incorporated by reference in the Offering Circular, there has been no material adverse change in the financial position or results of operation of the Company and its subsidiaries, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, except as set forth in the Offering Circular.

      (k) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in clause (i) or (ii) above, is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Notes on the terms and in the manner contemplated in the Offering Circular.

      (l) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body that would, as of such Closing Date, prevent the issuance or sale of the Notes or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of such Closing Date that would prevent the issuance or sale of the Notes or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

      (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the

      United States, (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) so as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the sale or delivery of the Notes on the terms and in the manner contemplated in the Offering Circular.

      (n) On the First Closing Date, (i) the Indenture shall have been duly executed and delivered by the Company and the Trustee, (ii) the Notes shall have been duly executed and delivered by the Company and duly authenticated by the Trustee and (iii) the Registration Rights Agreement shall have been duly executed and delivered by the Company and the Initial Purchasers.

      (o) The Notes shall have been accepted for The PORTAL Market and be eligible for clearance and settlement through DTC.

      (p) The Representative shall have received the written agreements, substantially in the form of Exhibit I hereto, of the officers, directors and stockholders of the Company listed in Schedule B to this Agreement in accordance with Section 4(k) hereof.

      All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

7.    INDEMNIFICATION AND CONTRIBUTION.

      (a) The Company shall indemnify and hold harmless each Initial Purchaser, its members, officers, employees, representatives and agents and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act (collectively, the "Initial Purchaser Indemnified Parties" and, each, an "Initial Purchaser Indemnified Party") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Initial Purchaser Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon
      (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Circular or the Offering Circular or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in the Preliminary Offering Circular or the Offering Circular or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act, or any alleged act or failure to act, by any Initial Purchaser in connection with, or relating in any manner to, the Notes or the offering contemplated hereby and that is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause
      (i) or (ii) above (provided that the Company shall not be liable in the case of any matter covered by this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct) and shall reimburse each Initial Purchaser Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from the Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Initial Purchaser specifically for use therein, which information the parties hereto agree is limited to the Initial Purchaser's Information.

            This indemnity agreement is not exclusive and will be in addition to any liability that the Company might otherwise have and shall not limit any rights or remedies that may otherwise be available at law or in equity to each Initial Purchaser Indemnified Party.

      (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company its officers, employees, representatives and agents, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act (collectively, the "Company Indemnified Parties" and, each, a "Company Indemnified Party") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company Indemnified Parties may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon
      (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Circular or the Offering Circular or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of that Initial Purchaser specifically for use therein, and shall reimburse the Company Indemnified Parties for any legal or other expenses reasonably incurred by such parties in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided that the parties hereto hereby agree that such written information provided by the Initial Purchasers consists solely of the Initial Purchaser's Information. This indemnity agreement is not exclusive and will be in addition to any liability that the Initial Purchasers might otherwise have and shall not limit any rights or remedies that may otherwise be available at law or in equity to the Company Indemnified Parties.

      (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this
      Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or
      (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Representative, if the indemnified parties under this Section 7 consist of any Initial Purchaser Indemnified Party, or by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b) hereof, shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. Subject to the provisions of Section 7(d) hereof, no indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

      (d) If at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by this Section 7 effected without its written consent if (i) such settlement is entered into more than

      45 days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

      (e) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) hereof, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchasers with respect to the Notes purchased under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission; provided that the parties hereto agree that the written information furnished to the Company through the Representative by or on behalf of the Initial Purchasers for use in the Preliminary Offering Circular or the Offering Circular consists solely of the Initial Purchasers Information. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(e) shall be deemed to include, for purposes of this Section 7(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(e), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Notes purchased by it and distributed to the public were offered to the public less the amount of any damages that such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the

      Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            The Initial Purchasers' obligations to contribute as provided in this Section 7(e) are several in proportion to their respective purchase obligations and not joint.

8. OPTION NOTES. The Initial Purchasers may purchase all or less than all of an additional $15,000,000 aggregate principal amount of 4.375% Convertible Subordinated Notes due 2012 (the "Option Notes"). The Company agrees to sell to each Initial Purchaser named in Schedule A hereto, and each such Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price equal to the same price as the Firm Notes purchased on the Closing Date, the principal amount of Option Notes (subject to such adjustments as the Initial Purchasers in their discretion may determine so that no Initial Purchaser shall be obligated to purchase Option Notes other than in authorized denominations) that bears the same proportion to the aggregate principal amount of Option Notes to be purchased as the number of Firm Notes set forth opposite the name of such Initial Purchaser in Schedule A hereto bears to the aggregate principal amount of Firm Notes. The option granted hereby may be exercised as to all or any part of the Option Notes not more than 30 days subsequent to the date of this Agreement. No Option Notes shall be sold and delivered unless the Firm Notes have been, or simultaneously are, sold and delivered. The right to place the Option Notes or any portion thereof may be surrendered and terminated at any time upon notice by the Representative to the Company.

   The option granted hereby may be exercised by written notice being given to the Company by Representative setting forth the aggregate principal amount of Option Notes to be purchased by the Initial Purchasers and the date and time for delivery of and payment for the Option Notes. Each date and time for delivery of and payment for the Option Notes (which may be the First Closing Date, but not earlier) is herein called the "Option Closing Date" and shall in no event be earlier than two business days nor later than five business days after written notice is given. (The Option Closing Date and the First Closing Date are herein called, collectively, the "Closing Dates" and, each, a "Closing Date"). The Option Closing Date and the location of delivery of, and the form of payment for, the Option Notes may be varied by agreement between the Company and the Representative.

9. TERMINATION. The obligations of the Initial Purchasers hereunder may be terminated by the Representative, in its absolute discretion by notice given to and received by the Company prior to delivery of and payment for the Firm Notes if, prior to that time, any of the events described in Section 6(k) or 6(m) hereof have occurred or if the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement.

10. REIMBURSEMENT OF INITIAL PURCHASERS' EXPENSES. If (a) the Company shall fail to tender the Notes for delivery to the Initial Purchasers for any reason not permitted under this Agreement, (b) the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement or (c) this Agreement shall have been terminated pursuant to Section 11 hereof, then the Company shall reimburse the Initial Purchasers for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Company shall pay the full amount thereof to the Representative. If this Agreement is terminated pursuant to Section 11 hereof by reason of the default of one or more Initial Purchasers, the Company shall not be obligated to reimburse any defaulting Initial Purchaser on account of those expenses.

11. SUBSTITUTION OF INITIAL PURCHASERS. If any Initial Purchaser or Initial Purchasers shall default in its or their obligations to purchase the Notes hereunder and the aggregate principal amount of Notes that such defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of Notes purchased, the other Initial Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Notes that such defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase. If any Initial Purchaser or Initial Purchasers shall so default and the aggregate principal amount of Notes with respect to which such default or defaults occur is more than 10% of the total principal amount of Notes purchased and arrangements satisfactory to the Representative and the Company for the purchase of such Notes by other persons are not made within 48 hours after such default, this Agreement shall terminate.

      If the remaining Initial Purchasers or substituted Initial Purchasers are required hereby or agree to take up all or part of the Notes of a defaulting Initial Purchaser or Initial Purchasers as provided in this Section 11, (i) the Company shall have the right to postpone the Closing Dates for a period of not more than five full business days in order that the Company may effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and (ii) the respective principal amount of Notes to be purchased by the remaining Initial Purchasers or substituted Initial Purchasers shall be taken as the basis of their purchase obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Initial Purchaser of its liability to the Company or the other Initial Purchasers for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 11 shall be without liability on the part of any non-defaulting Initial Purchaser or the Company, except expenses to be paid or reimbursed pursuant to Sections 5 and 10 hereof and except the provisions of Section 7 hereof shall not terminate and shall remain in effect.

12. SUCCESSORS; PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the several Initial Purchasers, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person, except that (a) the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the Initial Purchaser Indemnified Parties, and the indemnities of the several Initial Purchasers shall also be for the benefit of the Company Indemnified Parties and (b) the holders from time to time of the Notes and prospective purchasers of the Notes designated by such holders shall be entitled to enforce the agreement for their benefit contained in Section 4(i) hereof as if such holders and prospective purchasers were parties to this Agreement. It is understood that each Initial Purchaser's responsibility to the Company is solely contractual in nature and the Initial Purchasers do not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.

13. SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the several Initial Purchasers, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Company or any person controlling any of them and shall survive delivery of and payment for the Notes.

14. NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

      (a) if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to SC Cowen & Co., LLC, 1221 Avenue of the Americas, New York, New York 10020, Attention: John Mosler, Managing Director (Fax: 212-278-4290), with a copy to SG Cowen & Co., LLC at the same address, Attention: General Counsel (Fax: 212-278-7432); and

      (b) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Evergreen Solar, Inc., 138 Bartlett Street, Marlboro, Massachusetts 01752, Attention: Richard G. Chleboski, Chief Financial Officer, Vice President, Treasurer and Secretary (Fax:
      508-229-0747).

15. DEFINITION OF CERTAIN TERMS. For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

17. INITIAL PURCHASERS INFORMATION. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the "Initial Purchasers Information" consists solely of the following information in the Offering Circular: (i) the last paragraph on the front cover page of the Offering Circular; and (ii) the statements contained in the fourth paragraph concerning the Initial Purchasers and in the fourth sentence of the seventh paragraph under the heading "Plan of Distribution" in the Offering Circular.

18. AUTHORITY OF THE REPRESENTATIVE. In connection with this Agreement, you will act for and on behalf of the several Initial Purchasers, and any action taken under this Agreement by the Representative will be binding on all the Initial Purchasers.

19. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

20. GENERAL. This Agreement, together with certain letters or other written agreements between the Company and the Initial Purchasers as of the date hereof, constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Representative.

21. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      If the foregoing is in accordance with your understanding of the agreement between the Company and the several Initial Purchasers, kindly indicate your acceptance in the space provided for that purpose below.

                                                   Very truly yours,

                                                   EVERGREEN SOLAR, INC.

                                                   By: /s/ Richard M. Feldt
                                                       ------------------------
                                                       Name: Richard M. Feldt
                                                       Title: President & CEO

Accepted as of
the date first above written:
SG COWEN & CO., LLC
     Acting on its own behalf
     and as Representative of the several
     Initial Purchasers referred to in the
     foregoing Agreement.

By: SG COWEN & CO., LLC

By: /s/ John Mosler
    --------------------------------
    Name: John Mosler
    Title: Managing Director

                                   SCHEDULE A

                                                  Aggregate Principal
                                                    Amount of Firm
                                                       Notes to
Name                                                be Purchased
----                                              -------------------
SG Cowen & Co., LLC.............................  $        63,750,000
First Albany Capital Inc........................  $         7,500,000
Merriman Curhan Ford & Co.......................  $         3,750,000
                                                  -------------------

Total                                             $        75,000,000
                                                  ===================

                                   SCHEDULE B

      The Representative shall have received the written agreements, substantially in the form of Exhibit I to this Agreement, of the following officers, directors and stockholders of the Company in accordance with Section 4(k) of this Agreement:

      -     Richard M. Feldt;

      -     Richard G. Chleboski;

      -     Dr. Jack I. Hanoka;

      -     Dr. Terry Bailey;

      -     Mark A. Farber;

      -     Dr. Brown F. Williams

      -     Timothy Woodward;

      -     Phillip J. Deutch;

      -     Michael El-Hillow;

      -     Charles J. McDermott;

      -     Dr. Robert W. Shaw, Jr.;

      -     Dr. William P. Sommers;

      -     Gary Pollard;

      -     Nth Power Technologies Entities; and

      -     RockPort Capital Entities.